Subsequent events	12 Months Ended
Dec. 31, 2020
Disclosure of subsequent events [abstract]
Disclosure of Subsequent events [text block]

26 Subsequent events

On 16 November 2020, Equinor communicated a new organisational corporate structure, which will come into effect on 1 June 2021. The main change is that the operating segment Development & Production Brazil will be merged into the operating segment Exploration & Production International. In addition, the operating segment Exploration will be divided and merged into Exploration & Production Norway and Exploration & Production International. Global Strategy & Business development will be divided and merged into the functions for Chief Financial Officer and Safety, Security and Sustainability. The operating segment Technology, Projects & Drilling will be split into Technology, Digital & Innovation and Projects, Drilling & Procurement. The current organisational structure will remain in place until the planned implementation takes effect. The new organisational corporate structure will not imply any changes in the reportable segments.

From the first quarter of 2021, Equinor will start reporting New Energy Solutions (NES), to be renamed to Renewables from 1 June 2021, as a separate reportable segment due to the strategic importance of the operating segment.

On 8 January 2021, The Norwegian Government announced a new climate action plan. One proposed measure to reduce CO2 emissions is to increase the CO2 tax on offshore oil and gas production gradually and with full effect from 2030. The plan also proposes increased offshore methane tax. Compared to Equinor’s estimates at 31 December 2020, it is expected that the cost increase for Equinor for the year 2030 will be approximately USD 0.4 billion pre-tax. This is not expected to significantly impact impairment assessments in E&P Norway as of the first quarter of 2021. The climate action plan is expected to be approved by the Parliament in the spring of 2021.

On 29 January 2021, Equinor closed the agreement with BP to sell a 50% non-operated interest in the Empire Wind and Beacon Wind assets for a total preliminary consideration of USD 1.2 billion, including USD 0.1 billion in interim period adjustments, with remaining cash consideration after the prepayment in 2020 was paid at closing.

On 9 February 2021, Equinor has agreed to divest its interests in the Bakken field in the US states of North Dakota and Montana to Grayson Mill Energy, backed by EnCap Investments, for a total consideration of around USD 900 million. The effective date of the transaction is 1 January 2021. Closing is subject to the satisfaction of customary conditions, including authority approvals.

On 26 February 2021, Equinor closed the agreement with ENI to sell a 10% non-operated interest in the Dogger Bank A and Dogger Bank B projects for a total consideration GBP 206.4 million paid at closing.